COMMITMENTS AND CONTINGENCIES	3 Months Ended	12 Months Ended
	Mar. 31, 2015	Dec. 31, 2014
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies Disclosure [Text Block]
7.	commitments and contingencies

Commitments:

Sponsored Research Arrangements:

We entered into a number of sponsored research agreements during 2014, primarily, which require us to make future payments as follows:

2015 (remaining)	$239
2016	150
Total	$389

Research, License, and Option to License Arrangements

The Company is a party to various agreements which obligate it to make certain payments:

Acquiring Engineered Skin Substitute Intellectual Property - Lonza Walkersville

On March 27, 2015, the Company entered into a third amendment to the Lonza Option Agreement that further extended the Option period from March 31, 2015 to August 31, 2015, on a month-by-month basis. In connection with this third amendment, the Company will make additional periodic payments to Lonza, a portion of which will fund Lonza’s continuing Engineering Skin Substitute (“ESS”) development activity. Upon execution of this third amendment, the Company paid $350 to Lonza on March 31, 2015 and will pay the following additional amounts to Lonza until the earlier of such time as the Option is exercised or August 31, 2015:

⋅	$400 on April 30, 2015 for the option period of April 1, 2015 to April 30, 2015,

⋅	$600 on May 31, 2015 for the option period of May 1, 2015 to May 31, 2015,

⋅	$600 on June 30, 2015 for the option period of June 1, 2015 to June 30, 2015 and

⋅	$600 on July 31, 2015 for the option period of July 1, 2015 to July 31 2015

If the Company exercises the Option and consummates the SPA prior to any option payment being due, then no further payment(s) shall be required. In the event the SPA is not consummated, then the Company will incur a $1,000 break-up fee payable to Lonza.

Regenicin Asset Purchase Agreement

The second step in the acquisition of ESS required the Company to enter into an Asset Purchase Agreement (the “Regenicin APA”) with Regenicin, Inc. (“Regenicin”) and other interested parties under which the Company agreed to acquire certain assets of Regenicin (the “Assets”), including (i) rights to a lawsuit that Regenicin brought against Lonza (the “Litigation”), and (ii) all intellectual property rights held by Regenicin related to any engineered skin technology for the treatment of severe burns in humans, including any related trademarks. The Regenicin APA was executed October 27, 2014. As consideration to Regenicin, the Company agreed to pay to Regenicin a total of $3,600 and 37,500,000 shares of Amarantus common stock. The shares were issued to Regenicin in November 2014 (valued at approximately $3,000), along with cash payments of $1,100. The remaining cash payments of $2,500 due to Regenicin under the Regenicin APA were paid by the end of February 2015. The asset purchase was recorded at its fair value as in-process research and development expense in the statement of operations.

Compensatory Arrangements of Certain Officers:

Gerald E. Commissiong:

Effective October 6, 2014, the Company entered into an employment letter with Gerald E. Commissiong pursuant to the employment letter Mr. Commissiong will continue to serve as the Company’s President and Chief Executive Officer.

Pursuant to the Employment Letter, Mr. Commissiong shall be entitled to an initial base salary (“Base Salary”) of $225 per year, which shall automatically increase to $338 per year upon the Company becoming listed on the NASDAQ Stock Market. In addition to the Base Salary, Mr. Commisiong shall be eligible for a performance bonus of up to 35% of his Base Salary, which shall be based upon certain milestones set by the Company’s Board of Directors in their sole discretion. The Employment Letter provides for the payment of a signing bonus of $50, which was paid in 2014.

In addition, pursuant to the Employment Letter, the Company granted Mr. Commissiong stock options to purchase five million (5,000,000) shares of the Company’s common stock at a per share price equal to fair market value on the date of the grant, subject to a four year vesting schedule as described in the Employment Letter.

Mr. Commissiong’s employment with the Company will be “at will”. Should Mr. Commissiong’s employment with the Company be terminated by the Company for a reason other than for “Cause” (as defined in the Employment Letter) or Mr. Commissiong terminates his employment with the Company for “Good Reason” (as defined in the Employment Letter), Mr. Commissiong shall, upon execution of a release agreement with the Company, be entitled to receive as severance: (i) one year of his then Base Salary to be paid in the form of monthly salary continuation, (ii) one year of continued coverage under the Company’s health care benefit package, (iii) a full performance bonus equal to 35% of his then Base Salary, and (iv) immediate acceleration of 25% of all outstanding unvested equity awards then held by Mr. Commissiong.

Should Mr. Commissiong’s employment with the Company be terminated by the Company for a reason other than for “Cause” or Mr. Commissiong terminates his employment with the Company for “Good Reason” in connection with or during the twelve (12) month period immediately following the effective date of a “Change in Control” (as defined in the Employment Letter), and provided such termination constitutes a “separation from service” as that term is defined pursuant to the Treasury Regulation Section 1-409A-1(h), in addition to the severance package as described above, Mr. Commissiong shall be entitled to have all outstanding unvested equity awards then held by Mr. Commissiong become fully vested and, if applicable, exercisable.

John W. Commissiong, PhD:

Effective December 31, 2014 the Company entered into an employment letter with John W. Commissiong, PhD, pursuant to the employment letter Dr. Commissiong will continue to serve as the Company’s Chief Scientific Officer, with an initial term of one year. After the initial term Dr. Commissiong’s employment with the Company shall be on an “at will” basis.

Dr. Commissiong’s initial annual base salary shall be $175 per year, upon the Company’s “up-listing” to a National Listing, his annual Base Salary will immediately be increased to $266. Mr. Commissiong also will receive the Company’s standard employee benefits.

Additionally, Dr. Commissiong will be eligible to earn a discretionary Performance Bonus of up to 30% of his base salary. This Performance Bonus is conditioned upon satisfaction, in the Company’s sole discretion, of the Performance Bonus Conditions to be proposed by the CEO and agreed with the Company Compensation Committee.

The Company also provided Dr. Commissiong you with a Signing Bonus of $10, less standard deductions and withholdings, within ten (10) days of execution of the Employment Agreement.

In addition, the Company will grant Dr. Commissiong a stock option to purchase 3,500,000 shares of the Company’s Common Stock at a price per share equal to the fair market value per share of the Common Stock on the date of grant, as determined by the Company’s Board of Directors.

10.	commitments and contingencies

Commitments:

Lease Arrangements

The Company leases its main office facility and laboratory space in two separate locations in San Francisco, California.  Office space in San Francisco is leased through November 2016 and provides for a monthly rental payment of approximately $12, plus operating expenses, subject to annual adjustment, of approximately $9 per month. The other facility lease is on a month-to-month basis.

Future non cancellable minimum lease payments are:

2015	146
2016	139
Total	$285

Rent expense for the years ended December 31, 2014 and 2013 was $150 and $30, respectively.

Research License, and Option to License Arrangements —

The Company is a party to various agreements which obligate it to make certain payments:

PGI Drug Discovery, LLC (“PGI”) — Eltoprazine License and Services Agreements (January 2014)

The Company entered into several agreements with PGI in 2014. Under the license agreements, the Company acquired rights to certain intellectual property covering the use of Eltoprazine and certain of its related compounds. In exchange, the Company paid PGI a total of $750 and 4,000,000 shares of common stock valued at $250 for which the Company granted piggy-back registration rights. The Company also has a contingent liability to pay PGI up to $4,000 upon achievement of future development milestone events: $1,000 at completion of a phase IIb study and $3,000 at submission of a New Drug Application (“NDA”) to the Food and Drug Administration (“FDA”) or comparable application to a non-U.S. agency.

Simultaneously, the Company and PGI entered into a separate services agreement pursuant to which PGI will provide certain services related to PGI’s proprietary analytical systems, in exchange for cash payments totaling $450 at a minimum annual rate of $150 for each of three years, payable in equal quarterly installments. Also, the company purchased $500 of clinical trial material.

The Washington University (“WashU”) — Sponsored Research (June 2014)

The Company agreed to pay $120 to perform certain research of which $60 was paid in 2014. Wash U granted the Company (i) a non-exclusive, worldwide, royalty free license to utilize any inventions belonging solely to WashU conceived in WashU’s performance of the research plan (“WashU Inventions”), and (ii) an exclusive option to obtain an exclusive, worldwide license with a right to grant sublicenses to utilize any WashU Inventions or joint inventions upon terms to be negotiated.

Buck Institute for Research on Aging (“Institute”) — Sponsored Research (August 2014)

The Company agreed to pay $300, payable quarterly, to perform certain research of which $150 was paid in 2014.
The Institute granted the Company (i) a non-exclusive, worldwide, royalty free license to utilize any institute inventions, sole or joint, for research purposes, and (ii) an exclusive option to obtain an exclusive, worldwide license with a right to sublicense to utilize any institute inventions, sole or joint upon terms to be negotiated.

University of Miami (“U Miami”) — Sponsored Research (October 2014)

The Company agreed to pay $155 to perform certain research payable in three installments, of which $52 was paid in 2014. On October 1 2014, the Company entered into a sponsored research agreement (the “Agreement”) with the University of Miami on the use of MANF in retinal disorders. The agreement calls for three equal payments of $52 on October 30, 2014, April 1, 2015 and upon receipt of the final written report.

Acquiring Engineered Skin Substitute Intellectual Property - Lonza Walkersville

In May 2014, we entered into discussions with Lonza Walkersville, Inc. (“Lonza) to acquire from Lonza its wholly owned subsidiary Cutanogen Corporation (“Cutanogen”), which is the licensee of certain Engineered Skin Substitute (“ESS”) intellectual property used to manufacture a product being developed to treat burn related injuries. At the time, Lonza was engaged in a lawsuit brought by Regenicin, Inc. relating to certain licensing rights associated with ESS. In order for the Company to acquire Cutanogen from Lonza, a resolution to the lawsuit was needed.

On October 27, 2014, we entered into an Agreement (the “Lonza Option Agreement”) with Lonza pursuant to which we were granted an exclusive option to acquire Cutanogen (the “Option”). The terms of the acquisition are set forth in a draft Share Purchase Agreement (the “SPA”) that has been negotiated between the Company and Lonza. Pursuant to the SPA, we would purchase all of the shares of Cutanogen as well as certain assets of Lonza (the “Lonza Assets”) as listed in the draft SPA.

As set forth in the SPA, and as consideration for the Cutanogen shares, we will make payments to Lonza, based upon the following milestone schedule:

⋅	$4,000 upon execution of the SPA;
⋅	$1,000 upon (i) successful completion of a Phase 1 clinical trial, or (ii) submission for a Humanitarian Use Exemption or similar exemption (“HUE”) for ESS (whichever occurs sooner); and
⋅
$4,000 upon submission of a Biologic License Application to the Food and Drug Administration (“FDA”) or the approval of an HUE by the FDA or European Medicines Agency (“EMA”) (whichever occurs sooner).

In addition, the Company will pay to Lonza two percent (2%) of Net Sales (as defined in the SPA) of each Earnout Product (as defined in the SPA).

The company entered into an Option and Option amendments with Lonza that extended the Option period, and provided additional time for the Company to raise capital, and settle the Regenicin lawsuit. The Option and Option amendments provided that the Company would be required to make certain additional payments to Lonza, as described below. These payments are summarized below:

⋅	$250 for the option period from November 7, 2014 to December 31, 2014,
⋅	$400 for the option period from January 1, 2015 to February 28, 2015 and
⋅	$300 for the option period from March 1, 2015 to March 31, 2015.

On March 27, 2015, the Company entered into a third amendment to the Option that further extended the Option period from March 31, 2015 to August 31, 2015, on a month-by-month basis. In connection with this third amendment, the Company will make additional periodic payments to Lonza, a portion of which will fund Lonza’s continuing ESS development activity. Upon execution of this third amendment, the Company paid $350 to Lonza on March 31, 2015 and will pay the following additional amounts to Lonza until the earlier of such time as the Option is exercised or August 31, 2015:

•	$400 on April 30, 2015 for the option period of April 1, 2015 to April 30, 2015,
•	$600 on May 31, 2015 for the option period of May 1, 2015 to May 31, 2015,
•	$600 on June 30, 2015 for the option period of June 1, 2015 to June 30, 2015 and
•	$600 on July 31, 2015 for the option period of July 1, 2015 to July 31 2015

If the Company exercises the Option and consummates the SPA prior to any option payment being due, then no further payment(s) shall be required. In the event the SPA is not consummated, then the Company will incur a $1,000 break-up fee payable to Lonza.

The second step in the acquisition of ESS required the Company to enter into an Asset Purchase Agreement (the “Regenicin APA”) with Regenicin, Inc. (“Regenicin”) and other interested parties under which the Company agreed to acquire certain assets of Regenicin (the “Assets”), including (i) rights to the aforementioned lawsuit that Regenicin brought against Lonza (the “Litigation”), and (ii) all intellectual property rights held by Regenicin, related to any engineered skin technology for the treatment of severe burns in humans, including any related trademarks. The Regenicin APA was executed October 27, 2014. As consideration to Regenicin, the Company agreed to pay to Regenicin a total of $3,600 and 37,500,000 shares of Amarantus common stock. The shares were issued to Regenicin in November 2014 (valued at approximately $3,000), along with cash payments of $1,100. The remaining cash payments of $2,500 due to Regenicin under the Regenicin APA were paid by the end of February 2015. The asset purchase was recorded at its fair value as in-process research and development expense.

In addition to the Litigation and intellectual property noted above, the Company received from Regenicin an exclusive five (5) year option to license additional intellectual property related to severe burn products developed by Regenicin for an exercise price of $10,000 plus a royalty of 5% on gross revenues in excess of $150,000.

As a result of the Regenicin APA, the Company was able to acquire the Litigation, which it subsequently dismissed with prejudice. The Company is now able to pursue the execution of the Option and the SPA with Lonza to acquire Cutanogen.

Memory Dx, LLC (“MDx”)—Asset Purchase and License Agreement (April 2014)

In conjunction with a purchase agreement in which the Company purchased all assets of MDx, including intellectual property, dependent upon (i) the Company entering into a direct licensing agreement with the University of Leipzig (“Leipzig”) pursuant to which Leipzig would grant the Company a direct license to certain assets now licensed to MDx by Leipzig, and (ii) MDx terminating the license agreement it currently holds with Leipzig with the Company’s prior written consent, the Company will issue to MDx 6,500,000 shares of the Company’s common stock and will provide MDx with piggy-back registration rights for the shares.

Royalty Agreement — Founders
In October 2010, the Company entered into an agreement with the founders, Gerald Commissiong and John Commissiong, where they will receive a total of 2.5% royalty (1.25% each) from the gross commercial revenue of patents derived from the Company’s proprietary PhenoGuard platform technology, including patents associated with the MANF Protein and related Gene. To date no payments have been made as no milestones have been reached.

The Company has entered into other license agreements during 2014 which are cancellable at the option of the Company with no more than 90 days notice. In the event the agreements are in force at the time certain clinical trial and regulatory milestone events occur, the Company will be required to make certain payments, as well as royalties on future sales and patent costs. In some cases, the Company will pay an annual fee to be applied to milestone or royalty payments.

From time to time, the Company may become involved in litigation.